Note 06 - Accounts Receivable, Net (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Accounts Receivable, Net
Trade	$ 15,085	$ 11,507
Less: allowance for uncollectible accounts	(1,608)	(1,446)
Trade Accounts Receivable Total	13,477	10,061
Less: Long-term accounts receivable, net	(2,905)	(1,946)
Current accounts receivable, net	$ 10,572	$ 8,115